UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2025

Fifth District Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-42198	99-1897673
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 General DeGaulle Drive, New Orleans, Louisiana	70114
(Address of Principal Executive Offices)	(Zip Code)

(504) 362-7544

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value 0.01 per share	FDSB	The Nasdaq Stock Market, LLC
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 25, 2025, Fifth District Bancorp, Inc. (the “Company”) authorized a program to repurchase of up to 555,947 shares of its outstanding common stock, which equals approximately 10% of shares currently outstanding. For additional information, refer to the press release dated August 25, 2025, which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

99.1	Press Release dated August 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH DISTRICT BANCORP, INC.

Date:	August 25, 2025	By:	/s/ Amie L. Lyons
Amie L. Lyons
Interim President and Chief Executive Officer